UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2020

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

2811 Airpark Drive Santa Maria, California	93455
(Address of principal executive offices)	(Zip Code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	LNDC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously disclosed, effective as of the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”), held on October 14, 2020, Fredrick Frank retired from the Board of Directors (the “Board”) of Landec Corporation (the “Company”). Mr. Frank’s retirement was not due to any disagreement with the Company.

(e) On October 14, 2020, the Board approved the performance criteria and structure for cash bonuses that may be awarded to employees of the Company and its subsidiaries Curation Foods, Inc. (“Curation Foods”) and Lifecore Biomedical, Inc. (“Lifecore”), including the Company’s named executive officers, for the 2021 fiscal year.

Bonuses will be determined based on actual achievement of applicable EBITDA goals, and will range from 0% - 150% (for the Company or Curation employees) or 200% (for Lifecore employees) of the employee’s target bonus. For employees of the Company, Curation Foods and Lifecore, bonuses will be based on the achievement of adjusted EBITDA goals for the 2021 fiscal year established for the Company, Curation Foods and Lifecore, respectively. No bonus will be payable to employees of the Company or Curation Foods if the adjusted EBITDA actually achieved is equal to or less than 87.5% of the applicable adjusted EBITDA target; for Lifecore employees, no bonus will be payable if the adjusted EBITDA actually achieved is equal to or less than 93.3% of the applicable adjusted EBITDA target. To receive any bonus, a participant must be employed at the end of the 2021 fiscal year.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 14, 2020, following approval by the stockholders of the Company at the Annual Meeting, the Company executed Amendment No. 3 (the “Bylaws Amendment”) to the Company’s Amended and Restated By-laws, which increased the maximum size of the Board to 12 directors.

The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 14, 2020, the Company held the Annual Meeting. As of the close of business on August 17, 2020, the record date for the Annual Meeting, there were 29,241,889 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The four proposals presented to the stockholders of the Company at the Annual Meeting were (1) the election of six directors for a two year term and one director, Joshua E. Schechter, for a one year term, (2) the approval of the Bylaws Amendment, (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021, and (4) the approval of a non-binding advisory proposal on the executive compensation of the Company’s named executive officers.

1.The voting results for the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Katrina L. Houde	24,263,238	438,890	1,411,002
Nelson Obus	23,541,134	1,160,994	1,411,002
Andrew Powell	23,776,978	925,150	1,411,002
Catherine A. Sohn	23,757,628	944,500	1,411,002
Jeffrey Edwards	23,897,666	804,462	1,411,002
Patrick Walsh	24,179,901	522,227	1,411,002
Joshua E. Schechter	21,335,077	3,367,051	1,411,002

As a result of the foregoing voting results, and the approval of the Bylaws Amendment, each of the foregoing directors was appointed to our Board, to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

2.The Bylaws Amendment was approved, with votes as follows:

For	Against	Abstain	Broker Non-Votes
24,073,243	618,114	10,771	1,411,002

3.Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021, with votes as follows:

For	Against	Abstain
25,984,435	120,961	7,734

4.Stockholders approved the compensation paid to the Company’s named executive officers (in the form of a non-binding, advisory vote), with votes as follows:

For	Against	Abstain	Broker Non-Votes
23,788,131	349,277	564,720	1,411,002

Item 8.01 Other Events.

On October 14, 2020, following the Annual Meeting, Craig A. Barbarosh was appointed as Chairman of the Board. In addition, on October 14, 2020, the Board made the following committee appointments:

•Tonia Pankopf, Charles Macaluso, Katrina L. Houde and Catherine A. Sohn were appointed to the Board’s Audit Committee, with Ms. Pankopf to serve as chair of the Audit Committee;

•Deborah Carosella, Andrew Powell, Nelson Obus and Jeffrey Edwards were appointed to the Board’s Compensation Committee, with Ms. Carosella to serve as chair of the Compensation Committee;

•Mr. Powell, Mr. Obus, Mr. Schechter, Ms. Pankopf and Patrick Walsh were appointed to the Board’s Nominating and Corporate Governance Committee, with Mr. Powell to serve as chair of the Nominating and Corporate Governance Committee;

•Ms. Houde, Ms. Carosella, Mr. Macaluso, Mr. Schechter and Mr. Obus were appointed to the Board’s Curation Focus Committee, with Ms. Houde to serve as chair of the Curation Focus Committee and Albert D. Bolles and Mr. Barbarosh to serve as “ex officio” members; and

•Mr. Walsh, Mr. Edwards, Ms. Sohn, Mr. Powell and Ms. Pankopf were appointed to the Board’s Lifecore Focus Committee, with Mr. Walsh to serve as chair of the Lifecore Focus Committee and James Hall and Mr. Barbarosh to serve as “ex officio” members.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.

The following exhibits are furnished as part of this report:

Exhibit No.	Description
3.1	Amendment No. 3 to By-laws of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2020

LANDEC CORPORATION

By:	/s/ Brian McLaughlin
Brian McLaughlin
Chief Financial Officer and Executive Vice President of Finance and Administration